UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 Gateway Drive, Suite 110 San Mateo, California	94404
(Address of principal executive offices)	(Zip Code)

(650) 376-8679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on April 12, 2022, Sierra Oncology, Inc. (which we refer to as the “Company” or “Sierra Oncology”) entered into an Agreement and Plan of Merger (which we refer to as the “Merger Agreement” with GSK plc (formerly GlaxoSmithKline plc) (which we refer to as “GSK”) and Orikum Acquisition Inc. (which we refer to as “Acquisition Sub”). We refer to the merger of Acquisition Sub (an indirect wholly owned subsidiary of GSK) with and into Sierra Oncology under the terms of the Merger Agreement as the “Merger.”

Sierra Oncology held a special meeting of the stockholders on Wednesday, June 29, 2022, at 10:00 a.m., Pacific time (which we refer to as the “Special Meeting”).

The following matters were acted upon at the Special Meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

Proposal 1: To adopt the Merger Agreement.	17,940,827	2,976	62,725	0

Proposal 1 received the necessary votes to be approved.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sierra Oncology to its named executive officers in connection with the Merger.	13,970,068	2,861,604	1,174,856	0

Proposal 2 received the necessary votes to be approved.

In light of the approval of Proposal 1, Proposal 3 described in Sierra Oncology’s definitive proxy statement (relating to the adjournment of the Special Meeting) was rendered moot and was not presented at the Special Meeting.

Item 8.01	Other Events.

As previously disclosed, under the terms of the Merger Agreement, the consummation of the Merger will take place no later than the second business day after the satisfaction of the closing conditions under the Merger Agreement unless another date is agreed in writing by Sierra Oncology and GSK. As a result of the adoption by Sierra Oncology’s stockholders of the Merger Agreement, the Merger is expected to be consummated on July 1, 2022 before market open, subject to the satisfaction of the remaining customary closing conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: June 29, 2022	By:	/s/ Sukhi Jagpal
Sukhi Jagpal
Chief Financial Officer